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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Virginia Financial Group

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

102 S. Main Street

P.O. Box 71

Culpeper, Virginia 22701

Dear Fellow Shareholders:

You are cordially invited to attend the 2006 Annual Meeting of Shareholders of Virginia Financial Group, Inc. The meeting will be held on Tuesday, April 18, 2006, at 10:00 a.m. at the DoubleTree Hotel, 990 Hilton Heights, Charlottesville, Virginia. The accompanying Notice and Proxy Statement describe the matters to be presented at the meeting. Enclosed is our Annual Report to Shareholders that will be reviewed at the Annual Meeting.

Please complete, sign, date and return the enclosed proxy card as soon as possible. Whether or not you will be able to attend the Annual Meeting, it is important that your shares be represented and your vote recorded. The proxy may be revoked at any time before it is voted at the Annual Meeting.

We appreciate your continuing loyalty and support of Virginia Financial Group, Inc. and its affiliated companies.

Sincerely,

/s/ Taylor E. Gore
Taylor E. Gore Chairman of the Board

/s/ O. R. Barham, Jr.
O. R. Barham, Jr. President & Chief Executive Officer

March 16, 2006

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held April 18, 2006

To Our Shareholders:

The Annual Meeting of Shareholders of Virginia Financial Group, Inc. will be held on Tuesday, April 18, 2006, at 10:00 a.m. at the DoubleTree Hotel, 990 Hilton Heights, Charlottesville, Virginia, for the following purposes:

1.	To elect four (4) directors to serve until the 2009 Annual Meeting of Shareholders, or until their successors are elected and qualified;

2.	To ratify the appointment of Yount, Hyde & Barbour, P.C., as independent registered public accountants for the fiscal year ending December 31, 2006; and

3.	To transact such other business as may properly come before the meeting.

Shareholders of record at the close of business on March 3, 2006, are entitled to notice of and to vote at, the Annual Meeting and any adjournments thereof.

By Order of the Board of Directors,

/s/ Fred D. Bowers
Fred D. Bowers Secretary

March 16, 2006

IMPORTANT NOTICE

Please complete, sign, date and return the enclosed proxy card in the accompanying postage-paid envelope so that your shares will be represented at the meeting. Shareholders attending the meeting may personally vote on all matters which are considered, in which event the signed proxies will be revoked.

VIRGINIA FINANCIAL GROUP, INC.

102 South Main Street

Post Office Box 71

Culpeper, Virginia 22701

PROXY STATEMENT FOR

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD APRIL 18, 2006

GENERAL INFORMATION

The enclosed proxy is solicited by and on behalf of the Board of Directors of Virginia Financial Group, Inc. (the “Company”) for the Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held on Tuesday, April 18, 2006, at 10:00 a.m. at the DoubleTree Hotel, 990 Hilton Heights, Charlottesville, Virginia, for the purposes set forth in the accompanying Notice of Annual Meeting. The approximate mailing date of this Proxy Statement and accompanying proxy is March 16, 2006.

Revocation and Voting of Proxies

Execution of a proxy will not affect a shareholder’s right to attend the Annual Meeting and to vote in person. Any shareholder who has executed and returned a proxy may revoke it at any time before the proxy is exercised by submitting a written notice of revocation or a duly executed proxy bearing a later date to the Company at its office located at 102 South Main Street, P.O. Box 71, Culpeper, Virginia 22701. Shareholders also may revoke their proxies by attending the Annual Meeting and voting in person. Proxies will extend to, and will be voted at, any properly adjourned session of the Annual Meeting. If a shareholder specifies how the proxy is to be voted with respect to any proposal for which a choice is provided, the proxy will be voted in accordance with such specifications. If a shareholder fails to specify with respect to a proposal, the proxy will be voted FOR the director nominees named in proposal 1 and FOR proposal 2, as set forth in the accompanying notice and further described herein.

Voting Rights of Shareholders

Only shareholders of record at the close of business on March 3, 2006 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. As of the close of business on the record date, 7,177,373 shares of Company common stock, par value $5.00 per share, were outstanding and entitled to vote at the Annual Meeting. The Company has no other class of stock outstanding.

Each share of Company common stock entitles the holder thereof to one vote upon each matter to be voted upon at the Annual Meeting. Shareholders of the Company are not entitled to cumulative voting rights. The presence, in person or by proxy, of a majority of the votes entitled to be cast will constitute a quorum for the transaction of business at the Annual Meeting. Shares for which the holder has elected to abstain or to withhold the proxies’ authority to vote (including broker non-votes) on a matter will count toward a quorum, but will not be included in determining the number of votes cast with respect to a matter.

With regard to the election of directors, votes may be cast in favor or withheld. If a quorum is present, the nominees receiving the greatest number of votes cast (even if less than a majority) will be elected directors; therefore, votes withheld will have no effect. The ratification of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accountants requires the affirmative vote of a majority of the shares cast on the matter. Thus, although abstentions and broker non-votes (shares held by customers which may not be voted on certain matters because the broker has not received specific instructions from the customers) are counted for purposes of determining the presence or absence of a quorum, they are generally not counted for purposes of determining whether a proposal has been approved, and therefore have no effect.

Solicitation of Proxies

The expenses of soliciting proxies will be borne by the Company. Proxies are being solicited by mail, and also may be solicited by directors, officers and employees of the Company in person, by telephone or by mail. Officers, directors and employees of the Company will not receive special compensation for their solicitation activities. The Company may reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for their reasonable expenses in sending proxy materials to beneficial owners of Company common stock.

CORPORATE GOVERNANCE AND BOARD MATTERS

Board Independence

The Board has determined that, with the exception of Mr. Barham, each of the current directors has no material relationship with the Company, either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company, and is independent within the meaning of the Company’s independence standards, which reflect the requirements of the NASDAQ Stock Market for director independence as currently in effect. Furthermore, the Board has determined that, with the exception of Mr. Barham who serves on the Executive Committee and the Virginia Commonwealth Trust Company Committee, each of the members of each of the Board’s committees has no material relationship with the Company, either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company, and is independent within the meaning of the Company’s director independence standards including applicable SEC and NASDAQ Stock Market requirements as to independence for service on certain committees.

There are no family relationships among any of the Company’s directors or executive officers, and none of the directors serve as a director of any other company with a class of securities registered under Section 12 of the Securities Exchange Act of 1934.

Board Structure and Committee Composition

The Board currently has 12 directors and five committees consisting of Audit and Compliance, Executive, Governance and Nominating, Personnel and Compensation and Virginia Commonwealth Trust Company. The current membership and the function of each committee are described below. During 2005, the Board held eleven regular meetings. Each director attended at least 75% of the meetings of the Board and any committees on which he or she served during 2005.

It is the belief of the Board that directors should attend all scheduled Board and committee meetings (in person or by means of an electronic conference arrangement) as well as the annual meetings of shareholders. It is Board policy that directors must attend at least 75% of scheduled meetings to be candidates for nomination to the Board for the next year. The Governance and Nominating Committee may make exceptions to this requirement for extenuating circumstances. Directors are encouraged to attend the annual meetings of shareholders, and all of the directors attended the 2005 Annual Meeting of Shareholders.

Name of Director	Audit and Compliance		Governance and Nominating		Personnel and Compensation		Executive		Virginia Commonwealth Trust Company
Lee S. Baker					X
O. R. Barham, Jr.							X		X
Fred D. Bowers	X				X		X
E. Page Butler			X
Gregory L. Fisher	X	*
Taylor E. Gore							X	*
Christopher M. Hallberg			X						X	*
Jan S. Hoover	X								X
Martin F. Lightsey					X		X
P. William Moore, Jr.	X								X
H. Wayne Parrish					X	*
Thomas F. Williams, Jr.			X	*	X
Number of Meetings in Fiscal 2005	6		6		15		3		10

X = Committee member; * = Chair

Governance and Nominating Committee

The Governance and Nominating Committee operates pursuant to a written charter which was adopted by the Board of Directors and is reviewed annually. A copy of the Governance and Nominating Committee charter is included herein as Appendix C, and is available on our web site at www.vfgi.net under “Governance Documents.” In accordance with its charter, the committee consists of three board members each of whom satisfy the director independence standards of the Company.

Shareholder Nominees

The Governance and Nominating Committee is responsible for selecting those individuals to recommend to the entire Board of Directors for nomination to the Board. The committee identifies director nominees through a combination of referrals, including management, existing Board members and shareholders, and direct solicitations, where warranted. Once a potential candidate has been identified, the committee reviews the individual’s experience and background, and may discuss the proposed nominee with the source of the recommendation. If the committee believes it to be appropriate, committee members may meet with the proposed nominee before making a final determination whether to recommend the individual to the entire Board of Directors for nomination to stand for election to the Board.

Among the factors that the committee considers when evaluating proposed nominees are their independence, financial literacy, business experience, character, judgment and strategic vision. Other considerations include experience in capital markets and mergers and acquisitions. The committee may request references and additional information from a candidate prior to reaching a conclusion.

While there are no formal procedures for shareholders to submit director recommendations, the Governance and Nominating Committee will consider candidates recommended by shareholders in writing. Such written submissions should include the name, address and telephone number of the recommended candidate, along with a brief statement of the candidate’s qualifications to serve as a director. All such shareholder recommendations should be submitted to the attention of the Governance and Nominating Committee of the Board of Directors, Virginia Financial Group, Inc., 102 South Main Street, P. O. Box 71, Culpeper, Virginia 22701 and must be received by November 16, 2006 in order to be considered by the Governance and Nominating Committee for the next annual election of directors. Any candidates recommended by a shareholder will be reviewed and considered in the same manner as all other director candidates considered by the Governance and Nominating Committee based on the qualifications described above. The committee is under no obligation to formally respond to recommendations, although as a matter of practice, every effort is made to do so. The Governance and Nominating Committee received no shareholder nominations of Directors for the 2006 Annual Meeting of Shareholders.

In addition, in accordance with the Company’s by laws, any shareholder entitled to vote in the election of directors generally may nominate one or more persons for election as director(s) at an Annual Meeting if the shareholder gives written notice of his or her intent to make such nomination either by personal delivery or mail to the Secretary of the Company no less than 120 days prior to the first anniversary of the initial notice given to shareholders of record for the previous annual meeting. If the annual meeting is changed by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, such notice shall be required to be given not less than 90 days nor more than 120 days prior to the date set for such meeting of shareholders.

Each notice of a shareholder’s intention to make a nomination must set forth (a) the name and address of the shareholder who intends to make the nomination, and the name and address of the person to be nominated; (b) a representation that the shareholder is the owner of stock of the Company entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person(s) specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee for director and any other person(s) pursuant to the nomination; (d) such other information regarding the nominee proposed by the shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission (the “SEC”); and (e) the written consent of each nominee to serve as a director of the Company if so elected. These requirements are more fully described in Article III, Section 16 of the Company’s bylaws, a copy of which will be provided, without charge, to any shareholder upon written request to the Company’s Secretary. The presiding officer at the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing requirements.

Audit and Compliance Committee

The Audit and Compliance Committee is appointed by the Company’s Board of Directors to assist the Board of Directors in fulfilling its oversight responsibilities for the Company’s accounting and financial reporting processes and audits of the financial statements of the Company. The purpose of the committee is to monitor (1) the integrity of the Company’s financial statements, (2) the independence and qualifications of its independent registered public accountants, (3) the Company’s compliance with legal and regulatory requirements, (4) the performance of the Company’s internal audit function, (5) the performance of the Company’s independent registered public accountants and (6) the Company’s system of internal controls. The committee also prepares the report required by the SEC’s proxy rules, which is included herein. The Board of Directors has determined that Mrs. Hoover, Vice Chairperson of the Audit and Compliance Committee, is a “financial expert” as defined by the regulations of the SEC and is independent for audit and compliance committee purposes under the rules of the NASDAQ Stock Market for director independence as currently in effect.

Personnel and Compensation Committee

The Personnel and Compensation Committee operates pursuant to a written charter which was adopted by the Board of Directors and is reviewed annually. A copy of the Personnel and Compensation Committee charter is included herein as Appendix B. The committee is appointed by the Company’s Board to handle responsibilities with respect to compensation of the Company’s executive officers, senior management and directors. The committee reviews compensation plans, policies and programs of the Company and its affiliates. The committee evaluates and makes recommendations to the Board regarding compensation of the Chief Executive Officer and other executive officers of the Company. The committee evaluates and makes recommendations regarding the compensation of the directors, including their compensation for services on Board committees. The committee also prepares the report required by the SEC’s proxy rules, which is included herein.

Executive Committee

The Executive Committee is appointed by the Company’s Board to handle strategic and operational responsibilities as may be delegated by the Board from time to time.

Communications with the Board

Individuals may communicate with the Board by submitting an email to the Company’s Director of Internal Audit at www.vfgi.net, who reports directly to the Board of Directors. The Director of Internal Audit, at his/her discretion, will forward communications to a specific committee or to management. A log of communications is maintained by the Director of Internal Audit, and the log is reviewed by the Audit and Compliance Committee of the Board on a regular basis.

Executive Sessions

Regularly scheduled executive sessions of the independent directors are held at least three times a year. One such meeting is a special executive session meeting, while the other two will convene as part of a regular monthly board meeting. The sessions are scheduled and chaired by the Governance and Nominating Committee. Any independent director can request that an additional executive session be scheduled.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of March 3, 2006, about the beneficial ownership of the Company’s common stock of each director, director nominee, certain executive officers and of all directors, director nominees, and executive officers of the Company as a group. To the Company’s knowledge, no shareholder of the Company owns more than 5% of the Company’s outstanding common stock.

Name	Number of Shares Beneficially Owned		Percentage of Common Stock Outstanding
Directors
Lee S. Baker	21,156	(2)	*
O.R. Barham, Jr.	39,612	(3)	*
Fred D. Bowers	9,100	(4)	*
E. Page Butler	24,996	(5)	*
Gregory L. Fisher	3,062	(9)	*
Taylor E. Gore	10,654		*
Christopher M. Hallberg	12,221		*
Jan S. Hoover	864		*
Martin F. Lightsey	2,050		*
P. William Moore, Jr.	10,325	(6)(7)	*
H. Wayne Parrish	12,088		*
Thomas F. Williams, Jr.	13,622	(8)	*
Non-Director Named Executive Officers
Jeffrey W. Farrar	14,438	(3)	*
Litz H. Van Dyke	1,924	(3)	*
All directors and executive officers as a group (14 persons)	176,112		2.5%

*	Represents less than 1% of the total outstanding shares of the Company’s common stock.

(1)	For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed to be the beneficial owner of a security if he or she has or shares the power to vote or direct the voting of the security or has or shares the power to dispose of or direct the disposition of the security, or has the right to acquire beneficial ownership of the security within 60 days presently exercisable.

(2)	Includes 17,192 shares registered in the name of corporations and 1,000 shares registered in Mr. Baker’s spouse’s name, as to which shares Mr. Baker disclaims beneficial ownership.

(3)	Includes 30,568, 11,653, and 485 shares for Messrs. Barham, Farrar and Van Dyke, respectively, which are subject to presently exercisable options. Also includes 507, 182 and 1,125 shares of restricted stock for Messrs. Barham, Farrar and Van Dyke that vest in equal one-third installments through April 22, 2010.

(4)	Includes 8,100 shares registered in Mr. Bowers’ spouse’s name, as to which shares Mr. Bowers disclaims beneficial ownership.

(5)	Includes 1,265 shares that are subject to presently exercisable stock options. Also includes 6,995 shares held in the name of corporations and 434 shares held in Mr. Butler’s spouse’s name.

(6)	Includes 800 shares registered in Mr. Moore’s spouse’s name, as to which shares Mr. Moore disclaims beneficial ownership, and 3,500 shares registered in the name of Moore Brothers Company Incorporated, of which Mr. Moore is President.

(7)	Mr. Moore is a trustee of P.W. Moore Trust U/A, which owns 2% of the voting common stock and 100% of the nonvoting common stock of Mocomp, Inc. (“Mocomp”), which, in turn, owns 241,672 shares of the Company’s common stock. Mr. Moore also is one of five directors of Mocomp. Mr. Moore refrains from voting as a Mocomp director on any matter relating to the Company. Mr. Moore disclaims beneficial ownership of the shares of Company common stock held directly by Mocomp and indirectly by P.W. Moore Trust U/A, and none of those shares are reflected in this table.

(8)	Includes 609 shares registered in the name of Investors Ten Partnership, of which Mr. Williams is a general partner, and as to which shares Mr. Williams disclaims beneficial ownership.

(9)	Includes 100 shares registered in Mr. Fishers’ spouse’s name, as to which Mr. Fisher disclaims beneficial ownership.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Board of Directors of the Company is divided into three classes of directors (Class I, Class II and Class III). The term of office for the Class II directors will expire at the Annual Meeting. The first four persons in the table below, all of whom currently serve as Class II directors of the Company, will be nominated to serve as Class II directors. If elected, the Class II directors will serve for a term of three years until the 2009 Annual Meeting, or until their retirement or their successors are duly elected and qualify.

The persons named in the proxy will vote for the election of the nominees named below unless authority is withheld. If any of the persons named is unavailable to serve for any reason, an event that the Board of Directors does not anticipate, proxies will be voted for the remaining nominees and such other person or persons as the Board of Directors may designate. In the alternative, the Board may reduce the size of a class of directors to the number of remaining nominees, if any, for whom the proxies will be voted.

The following table sets forth certain information concerning the nominees for election at the Annual Meeting as directors, as well as certain information about the remaining Class I and Class III directors, who will continue in office after the Annual Meeting until the 2008 and 2007 Annual Meetings, respectively. The Board of Directors recommends that the shareholders vote FOR election of the directors who have been nominated.

NOMINEES FOR RE-ELECTION

CLASS II DIRECTORS

(To serve until 2009 Annual Meeting of Shareholders)

Name of Director	Age and Principal Occupation During Past Five Years
Fred D. Bowers	Mr. Bowers, 69, is Secretary of the Company. Mr. Bowers previously served as Executive Vice President and Chief Financial Officer of Planters Bank & Trust. Mr. Bowers has served as a director of the Company since 2001. (2)

Taylor E. Gore	Mr. Gore, 67, is Chairman of the Board of the Company. Mr. Gore previously served as Executive Vice President and General Manager of Culpeper Farmers’ Co-op, Inc., Culpeper, Virginia. Mr. Gore has served as a director of the Company since 1975. (1)

Jan S. Hoover	Mrs. Hoover, 49, is Vice President of Arehart Associates, Ltd., an accounting services and financial consulting company in Waynesboro, Virginia. Mrs. Hoover has served as a director of the Company since 1995. (2) (3)

H. Wayne Parrish	Mr. Parrish, 62, is Vice Chairman of the Board and owner of Parrish Appraisal Service located in Fredericksburg, Virginia. Mr. Parrish has served as a director of the Company since 1988. (1)

CLASS I DIRECTORS

(To serve until 2008 Annual Meeting of Shareholders)

Name of Director	Age and Principal Occupation During Past Five Years
E. Page Butler	Mr. Butler, 58, is the President of Butler Construction of Va., Inc., a commercial construction company located in Spotsylvania, Virginia. Mr. Butler has served as a director of the Company since 1996. (1)

Gregory L. Fisher	Mr. Fisher, 56, is the President/Owner of Eddins Ford, Inc., an automobile dealership in Madison, Virginia. Mr. Fisher has served as a director of the Company since 1992. (1)

Christopher M. Hallberg	Mr. Hallberg, 56, is the President/Owner of Hallberg and O’Malley Financial Group, Inc., a financial services advisory firm located in Fredericksburg, Virginia. Mr. Hallberg has served as a director of the Company since 1988. (1)

Martin F. Lightsey	Mr. Lightsey, 63, is the Chairman of the Board of Specialty Blades, Inc., a specialty blades manufacturer in Staunton, Virginia. Mr. Lightsey has served as a director of the Company since 1995. (2) (3)

CLASS III DIRECTORS

(Serving until 2007 Annual Meeting of Shareholders)

Name of Director	Age and Principal Occupation During Past Five Years
Lee S. Baker	Mr. Baker, 55, is the Owner and Manager of Staunton Tractor, Inc. in Staunton, Virginia. Mr. Baker has served as a director of the Company since 1984. (2)(3)

O. R. Barham, Jr.	Mr. Barham, 55, is President and Chief Executive Officer of the Company. Prior to January 18, 2002, he served as President and Chief Executive Officer of Virginia Commonwealth. Mr. Barham has served as a director of the Company since 1996. (2)

P. William Moore, Jr.	Mr. Moore, 64, is Chairman of Moore Brothers Co., Inc., a commercial construction company located in Verona, Virginia. Mr. Moore has served as a director of the Company since 2001. (2)

Thomas F. Williams, Jr.	Mr. Williams, 67, is a partner in the law firm of Franklin, Williams and Cowan in Fredericksburg, Virginia. Mr. Williams has served as a director of the Company since 1988. (1)

(1)	Includes term as a director of Virginia Commonwealth Financial Corporation (“Virginia Commonwealth”) before it became Virginia Financial Group, Inc. on January 18, 2002.

(2)	Includes term as a director of Virginia Financial Corporation (“Virginia Financial”) before it became Virginia Financial Group, Inc. on January 18, 2002.

(3)	Includes term as a director of Planters Bank & Trust Company of Virginia before it formed Virginia Financial Corporation in 1997 as a one-bank holding company.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), directors and executive officers of the Company are required to file reports with the SEC indicating their holdings of and transactions in the Company’s equity securities. Based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that its officers and directors complied with all filing requirements under Section 16(a) during its fiscal year ended December 31, 2005.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth information as of December 31, 2005 with respect to certain compensation plans under which equity securities of the Company are authorized for issuance.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by shareholders (1)	99,430	$26.12	589,092	(1)
Equity compensation plans not approved by shareholders	-0-	-0-	-0-
Total	99,430	$26.12	589,092	(1)

(1)	Company Stock Incentive Plan.

EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

The following table shows the cash compensation earned by O. R. Barham, Jr., President and Chief Executive Officer, Jeffrey W. Farrar, Executive Vice President and Chief Financial Officer, and Litz H. Van Dyke, Executive Vice President and Chief Operating Officer of Virginia Financial Group, Inc. during 2005, 2004, and 2003. During 2005, no other executive officer of the Company earned compensation in excess of $100,000.

		Annual Compensation			Long Term Compensation Awards
Principal Position	Year	Salary	Bonus	Other Annual Compensation (1)	Restricted Stock Awards($) (2) (3)	Securities Underlying Options(3)	All Other Compensation (4)
O. R. Barham, Jr.	2005	$319,000	$226,370	—	—	8,450	$59,060
President/Chief	2004	285,000	95,000	—	$26,566	4,572	27,469
Executive Officer	2003	265,000	89,900	—	23,841	5,444	22,390
Jeffrey W. Farrar	2005	$173,000	$98,212	—	—	3,055	$6,761
Executive Vice	2004	160,000	47,380	—	$9,953	1,711	7,620
President/CFO	2003	138,000	42,250	—	8,282	1,890	4,861
Litz H. Van Dyke	2005	$198,800	$112,859	—	$36,742	1,704	$5,529
Executive Vice	2004	89,679	—	—	11,696	2,422	3,738
President/COO	2003	—	—	—	—	—	—

(1)

The amount of compensation in the form of perquisites or other personal benefits properly categorized in this column according to the disclosure rules adopted by the Securities and Exchange Commission did not exceed the reporting thresholds in any of the three years reported. Perquisites included in this column would include auto allowances and club dues. The Company provided $7,144, $2,782 and $7,991 in personal auto use allowances to Messrs. Barham,

Farrar and Van Dyke during 2005. The Company provided $1,747, $3,694, and $7,316 in club dues allowances for Messrs. Barham, Farrar and Van Dyke during 2005.

(2)	On December 31, 2005, based on the closing price of the Company’s common stock on that date, Mr. Barham held 746 shares of Company restricted stock, having an aggregate value of $26,707; Mr. Farrar held 272 shares of Company restricted stock having an aggregate value of $9,738; and Mr. Van Dyke held 1,316 shares of Company restricted stock having an aggregate value of $47,113. All restricted shares of the Company’s common stock are entitled to dividends at the same rate as unrestricted shares of the Company’s common stock.

(3)	Issued under the Company’s Stock Incentive Plan.

(4)	This column includes the following contributions by the Company in the fiscal years indicated:

Principal Position	Year	401k Match	Deferred Non-Qualified Executive Compensation Plan	Total
O. R. Barham, Jr.	2005	$11,210	$47,850	$59,060
President/Chief	2004	13,219	14,250	27,469
Executive Officer	2003	9,140	13,250	22,390
Jeffrey W. Farrar	2005	$6,761	—	$6,761
Executive Vice	2004	7,620	—	7,620
President/CFO	2003	4,861	—	4,861
Litz H. Van Dyke	2005	$5,529	—	$5,529
Executive Vice	2004	3,738	—	3,738
President/COO	2003	—	—	—

OPTION/SAR GRANTS IN LAST FISCAL YEAR

	Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Number of Securities Underlying Options Granted (#)		% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Share)	Expiration Date	5% ($)	10% ($)
O.R. Barham, Jr.	8,450	(1)	40.7%	$45.00	01/31/15	$84,015	$359,015
Jeffrey W. Farrar	3,055	(1)	14.7%	$45.00	01/31/15	$30,375	$129,798
Litz H. Van Dyke	1,704	(2)	8.2%	$34.75	01/01/15	$37,239	$94,372

(1)	Options are fully vested, as a result of the Company’s decision to accelerate the vesting of all underwater options as of December 20, 2005.

(2)	Options vest annually in one-fifth installments commencing on January 1, 2006.

FISCAL YEAR-END OPTION VALUES

Name	Number of Securities Underlying Unexercised Options at 12/31/05(#) Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at 12/31/05 ($) Exercisable/Unexercisable
O.R. Barham, Jr.	30,568/8,848	$321,723/$29,593
Jeffrey W. Farrar	11,653/3,159	$129,802/$10,326
Litz H. Van Dyke	485/4,723	$1,448/$7,702

Employment Agreements

The Company has employment agreements with Messrs. Barham, Farrar and Van Dyke. Each of the agreements is for an initial three-year term expiring December 31, 2007, and each thereafter renews automatically for successive one-year terms unless terminated by either party. Each of the agreements provides for a specified minimum base pay during each year of the initial term, opportunities to earn incentive bonuses based on performance criteria set by the Board, annual incentive stock options, stock appreciation rights or restricted stock awards, health insurance and other benefits, such as a car or vehicle allowance, country club dues and reimbursement for costs of attending professional meetings. Mr. Barham’s agreement also contains additional provisions for the establishment of a supplemental retirement plan and deferred compensation contribution. Under these agreements, if the Company terminates the employee without cause or the employee terminates his employment for good reason (as defined in the agreement), the Company is obligated to pay the employee’s annual base salary, and maintain the employee’s welfare benefits, for an additional 18 months and all unvested stock options and other stock awards will become fully vested. These post-termination payments are conditioned upon certain non-competition covenants of the employee. These agreements also provide for three years continued employment in the event of a change in control (as defined in the agreement) of the Company. If, however, following a change in control, the Company terminates the employee without cause or the employee terminates his employment for good reason, the Company is obligated to maintain the employee’s welfare benefits for an additional 36 months and to pay the employee a lump-sum case payment equaling 2.99 times his combined annual base salary at the time of termination and his highest annual bonus during the two most recently completed years (limited, however, to the maximum amount, if any, which can be paid without any of the payments being excess parachute payments under Internal Revenue Code section 280G).

Retirement Benefits

The Company has a noncontributory pension plan (the “Retirement Plan”) for certain employees that conforms to the Employee Retirement Income Security Act of 1974 (“ERISA”). The amount of benefits payable under the plan is determined by an employee’s period of credited service. The amount of normal retirement benefit will be determined based on a pension equity credit formula. The employee receives credits based on average compensation, age and years of service. The plan provides for early retirement for participants with five years of credited service and the attainment of age 55. A participant who terminates employment with two or more years of credited service will be entitled to a benefit. The benefits are payable in single or joint/survivor annuities, as well as a lump sum payment upon retirement or separation of service. Participation in the Retirement Plan is now frozen so that no new employees after June 30, 2002 will be added as participants.

The following table shows the estimated annual benefits payable under the Retirement Plan upon retirement based on the specified remuneration and years of credited service classifications, assuming continuation of the present plan and retirement at age 65 (normal retirement date):

	YEARS OF SERVICE
Average Compensation	10	15	20	25	30	35
10,000	1,003	1,355	1,619	1,816	1,963	2,072
25,000	2,508	3,388	4,048	4,540	4,907	5,179
50,000	5,017	6,776	8,096	9,080	9,813	10,358
75,000	7,525	10,164	12,144	13,621	14,720	15,537
100,000	10,033	13,552	16,192	18,161	19,627	20,716
125,000	12,542	16,941	20,240	22,701	24,534	25,895
150,000	15,050	20,329	24,288	27,241	29,440	31,074
175,000	17,559	23,717	28,336	31,781	34,347	36,253
200,000	20,067	27,105	32,383	36,321	39,254	41,432
210,000	21,070	28,460	34,003	38,138	41,217	43,504

Based on a straight life annuity assuming full benefit for a participant age 65 in 2005, and no offsets. Compensation is currently limited to $210,000 in 2005 by IRC regulation.

The estimated annual benefit payable under the Retirement Plan upon retirement is $34,073 and $34,506 for Messrs. Barham and Farrar respectively, with Mr. Barham credited with 24 years of service and Mr. Farrar credited with 31 years of service. Mr. Van Dyke does not participate in this plan. The estimated lump sum benefit at retirement date is $406,665 and $411,831 for Messrs. Barham and Farrar, respectively.

The Company has a 401(k) Plan which covers substantially all employees. The plan’s primary purpose is to allow employees to save for retirement on a pre-tax basis. The plan provides for matching contributions by the Company equal to 100% of the first 3% of pay and 50% of the next 2% of pay contributed as salary reduction contributions by an employee. The plan also provides for discretionary basic contributions to be made by the Company to be allocated to eligible participants who are not active participants in the Retirement Plan and for discretionary additional contributions to be made by the Company to be allocated to all eligible participants, with each such contribution allocated to participant accounts in proportion to the covered participants’ relative compensation. Mr. Van Dyke received a discretionary basic contribution to this plan of $11,400 in 2005.

The Company has a Stock Incentive Plan under which options for the purchase of the Company’s stock, stock appreciation rights and restricted stock may be granted to key employees and directors of the Company. The plan originally reserved for issuance 750,000 shares of the Company’s common stock. The plan requires that options be granted at an exercise price equal to not less than 100% of the fair market value of the common stock on the date of grant.

The Company has a Non-Qualified Executive Deferred Compensation Plan for key employees. Pursuant to the plan, the President and select employees of the Company or its affiliates may defer receipt of a certain amount of pre-tax income and cash incentive compensation, for a period of not less than three years or until retirement, subject to termination of employment or certain other events, including an imminent change in control as defined in the plan. The Company may elect to make matching contributions from time to time at the Board’s discretion.

The Company’s Virginia Heartland Bank affiliate has supplemental retirement agreements with the bank’s former executives which provide benefits payable over fifteen years.

The Company has an Executive Incentive Plan under which key employees are eligible to receive incentive awards directly related to Company profitability and revenue growth. Compensation under the plan is calculated under pre-determined guidelines set by the Company’s Board of Directors.

Compensation of Directors

Non-employee directors of the Company receive a monthly fee of $1,000 and an additional $500 for each monthly Board meeting they attend. All directors, with the exception of Mr. Barham, receive a fee of $200 for each committee meeting held and an additional fee of $400 for attendance at such meeting. If a committee meeting is held on the same day as the monthly Board meeting, directors receive a committee meeting fee of $200 and an additional $300 for attendance at such meeting. Directors receive $300 for participating on conference calls.

The Company has a Non-Qualified Directors Deferred Compensation Plan. This plan allows for the deferral of pre-tax income associated with payment of director fees. Directors may elect to defer all or a portion of their annual directors fees under this plan. If so elected, monthly board fees are contributed directly to a trust with various investment options, and are held until such time as the director is entitled to receive a distribution.

Non-employee directors are eligible to receive stock options and restricted stock awards under the Company’s Stock Incentive Plan. No stock awards have been made to non-employee directors.

Certain Relationships and Related Transactions

As of December 31, 2005, borrowings from the Company and its affiliates by all policy-making officers, directors, their immediate families, and affiliated companies in which they are shareholders amounted to approximately $3.1 million. This amount represented 2.3% of the total equity capital and .2% of the total assets of the Company as of December 31, 2005. These loans were made in the ordinary course of the Company’s business, on the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with others, and do not involve greater than normal risks of collectibility. The Company expects to have similar banking transactions with directors, officers, principal shareholders and their associates in the future.

During 2005, the Company paid $27,700 to Mr. Parrish for appraisal services he provided.

See “Personnel and Compensation Committee Interlocks and Insider Participation” for information relating to Mr. Williams’ relationship to the Company.

Personnel and Compensation Committee Interlocks and Insider Participation

No member of the Board’s Personnel and Compensation Committee serves or has served as an officer or employee of the Company or any of its affiliates. No member of the Board’s Personnel and Compensation Committee has participated in the Company’s employee benefit plans, or was at any time within one year prior to his appointment eligible to participate in such plans. During 2005, the Company paid $640 for legal services to the firm of Franklin, Williams and Cowan, of which Mr. Williams is a partner. The Company anticipates that the firm will continue to provide legal services to the Company in 2006.

Personnel and Compensation Committee Report on Executive Compensation

Compensation Philosophy

The general philosophy of the Personnel and Compensation Committee is to provide executive compensation that will enhance shareholder value, including annual compensation, consisting of salary and bonus awards, and long-term compensation, consisting of stock options and other equity based compensation. To this end, the committee designs compensation plans and incentives to tie executive compensation to the Company’s performance and link the financial interests of the Company’s executive officers to the interests of its shareholders, to encourage support of the Company’s long-term goals, to attract and retain talented leadership and to encourage significant ownership of the Company’s common stock by executive officers.

In making decisions affecting executive compensation, the committee reviews the nature and scope of the executive officer’s responsibilities as well as his or her effectiveness in supporting the Company’s long-term goals. The committee also considers the compensation practices of other bank holding companies in the Company’s market area with a similar asset-size, and utilized the expertise of a compensation consultant during 2005. Based upon these and other factors it considers relevant, and in light of the Company’s overall long-term performance, the committee has considered it appropriate, and in the best interest of the shareholders, to set the overall executive compensation slightly above the average of its peer bank holding companies to enable the Company to continue to attract, retain and motivate the highest level of executive personnel.

There are two primary types of compensation provided to the Company’s executive officers:

•	Annual compensation, which includes base salary, intended to provide a stable annual salary at a level consistent with individual contributions, and annual performance bonuses intended to link officers’ compensation to the Company’s performance.

•	Long-term compensation, which includes stock or other equity based compensation and long-term incentive awards intended to encourage long term retention of employees and actions that maximize shareholder value.

Annual Compensation

Base Salary

Consistent with its stated philosophy, the committee aims to position base salaries for the Company’s executive officers annually at levels that are slightly higher than the regional industry peer group median, with consideration of the performance of the Company, individual performance of each executive and the executive’s scope of responsibility in relation to other officers and key executives within the Company. In selected cases, other factors may also be considered.

Annual Performance Bonuses

The Company’s Executive Incentive Plan provides for the payment of cash bonuses based on the Company’s performance in relation to predetermined objectives and individual executive performance for the year then ended. At the beginning of the fiscal year, the committee establishes performance objectives related to the Company’s earnings and revenue growth. Based on the Company’s performance during 2005, compared with these objectives, $422 thousand was paid under the Executive Incentive Plan, of which $226 thousand was paid to the Chief Executive Officer.

Long-term Compensation

The committee is committed to long-term incentive programs for executives that promote the long-term growth of the Company. The committee believes that management employees should be rewarded with a proprietary interest in the Company for continued long-term performance and to attract, motivate and retain qualified and capable executives.

Equity Based Compensation

The committee grants to executive officers restricted stock and options to purchase shares of the Company’s common stock under the Company’s Stock Incentive Plan adopted by the Company and its shareholders in 2002. In 2005, the committee granted options to Company executives to purchase an aggregate of 13,209 shares of the

Company’s common stock. These options were granted at an exercise price equal to or exceeding the fair market value of the common stock on the date of grant, become exercisable in five annual installments commencing one year after the date of grant and expire ten years from the date of grant. In addition, executives received 1,072 shares of restricted stock, which vests in one third installments commencing one year after date of grant.

Compensation of Chief Executive Officer

During 2005, the Company’s Chief Executive Officer received a base salary of $319,000, which represented a 12.3% increase over the annual base salary paid to him in 2005. The Company plans to pay the Chief Executive Officer a base salary of $330,000 during 2006, an increase of 3.5% based on recommendations from the independent consultant engaged to review executive compensation.

The Company’s Chief Executive Officer is eligible to participate in all of the Company’s long-term incentive programs. During 2005, the Chief Executive Officer received deferred compensation contributions from the Company of $47,850 under the Non-Qualified Executive Deferred Compensation Plan, and stock options to purchase 8,450 shares of the Company’s common stock as shown on the Summary Compensation Table. The Summary Compensation Table includes additional information regarding the other compensation and benefits paid to the Company’s Chief Executive Officer.

The undersigned members of the Personnel and Compensation Committee have submitted this Report to the Board of Directors.

H. Wayne Parrish, Chair

Lee S. Baker

Fred D. Bowers

Martin F. Lightsey

Thomas F. Williams, Jr.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by Yount, Hyde & Barbour, P.C. for the audit of the Company’s annual financial statements for the years ended December 31, 2005 and 2004, and fees billed for other services rendered by Yount, Hyde & Barbour, P.C during those periods. All such audit and non-audit services were pre-approved by the Audit and Compliance Committee, which concluded that the provision of such services by Yount, Hyde & Barbour, P.C. was compatible with the maintenance of that firm’s independence in the conduct of their auditing functions.

Year Ended December 31	2004	2005
Audit Fees	$115,200	$120,925
Audit Related Fees(1)	70,800	54,637
Tax Fees(2)	7,500	7,875
All Others Fees	—	—
Total	$193,500	$183,437

(1)	Audit Related Fees consist of assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements. This category includes fees related to the performance of audits and attest services not required by statute or regulations, audits of the Company’s benefit plans, due diligence related to mergers, acquisitions, and investments, additional revenue and license compliance procedures related to performance of the review or audit of the Company’s financial statements, and accounting consultations regarding the application of GAAP to proposed transactions.

(2)	Tax Fees consist of the fees billed for professional services rendered by Yount, Hyde & Barbour, P.C. for tax compliance, tax advice, and tax planning.

Audit and Compliance Committee Pre-Approval Policy

The Audit and Compliance Committee is responsible for the appointment, compensation and oversight of the work performed by the Company’s independent registered public accountants. The Audit and Compliance Committee, or a designated member of the committee, must pre-approve all audit (including audit-related) and non-audit services performed by the independent registered public accountants in order to assure that the provisions of such services does not impair the independent registered public accountant’s independence. Any interim pre-approval of permitted non-audit services is required to be reported to the Audit and Compliance Committee at its next scheduled meeting. The Audit and Compliance Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accountants to management.

Audit and Compliance Committee Report

The Audit and Compliance Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence, the performance of the internal audit function and independent auditors, and risk assessment and risk management. The committee manages the Company’s relationship with its independent registered public accountants (who report directly to the Audit and Compliance Committee). The committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the committee deems necessary to carry out its duties and receive appropriate funding, as determined by the committee, from the Company for such advice and assistance. All members of the Audit and Compliance Committee satisfy the independence and financial literacy requirements for audit committee membership of the NASDAQ Stock Market. In addition, at least one member of the Audit and Compliance Committee has past employment experience in finance or accounting or comparable experience which results in the individual’s financial sophistication.

The Audit and Compliance Committee operates pursuant to a written charter adopted by the Board of Directors, which is included herein as Appendix A. The committee reviews and reassesses the charter annually and recommends any changes to the Board for approval.

The Company’s management has primary responsibility for the Company’s financial reporting process and for preparing the Company’s financial statements. Yount, Hyde & Barbour, P.C., the Company’s independent registered public accountants, are responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States.

In fulfilling its oversight responsibilities for 2005, the Audit and Compliance Committee hereby reports as follows:

1.	The committee has reviewed and discussed the audited financial statements with the Company’s management.

2.	The committee has discussed with the independent registered public accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU 380), as modified or supplemented.

3.	The committee has received the written disclosures and the letter from the independent registered public accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No.1, “Independence Discussions with Audit Committee”) and has discussed with the independent registered public accountants the independent registered public accountants’ independence.

4.	Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit and Compliance Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, for filing with the Securities and Exchange Commission.

The undersigned members of the Audit and Compliance Committee have submitted this Report to the Board of Directors.

Gregory L. Fisher, Chair

Jan S. Hoover, Vice Chair

Fred D. Bowers

P. William Moore, Jr.

STOCK PERFORMANCE GRAPH

The following graph compares the Company’s shareholder return with the return of certain indices for the period beginning December 31, 2000 and ending December 31, 2005.

	Period Ending
Index	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05
Virginia Financial Group, Inc.	100.00	82.38	113.29	138.45	146.22	147.28
NASDAQ Composite	100.00	79.18	54.44	82.09	89.59	91.54
SNL $1B-$5B Bank Index	100.00	121.50	140.26	190.73	235.40	231.38
SNL Bank Index	100.00	101.00	92.61	124.93	140.00	141.91

On January 22, 2002, the Company’s common stock began trading on the NASDAQ National Market (now, the NASDAQ Global Market), and currently trades under the trading symbol VFGI.

There can be no assurance that the Company’s stock performance in the future will continue with the same or similar trends depicted in the graph above.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit and Compliance Committee has appointed Yount, Hyde & Barbour, P.C., as the independent registered public accountants for the Company for the fiscal year ending December 31, 2006. Yount, Hyde & Barbour, P.C. rendered audit services to the Company during 2005. These services consisted primarily of the examination and audit of the Company’s financial statements, tax reporting assistance, and other audit and accounting matters. Representatives of Yount, Hyde & Barbour, and P.C. are expected to attend the Annual Meeting and will have the opportunity to make a statement and to answer questions if they desire to do so. The Board of Directors recommends that the shareholders vote FOR the ratification of the appointment of Yount, Hyde & Barbour, P.C.

2007 ANNUAL MEETING OF SHAREHOLDERS

If any shareholder intends to propose a matter for consideration at the Company’s 2007 Annual Meeting (other than a director nomination), notice of the proposal must be received in writing by the Company’s Secretary by January 30, 2007. If any shareholder intends to present a proposal to be considered for inclusion in the Company’s proxy materials in connection with the 2007 Annual Meeting, the proposal must be in proper form and must be received by the Company’s Secretary at its office at 102 South Main Street, P.O. Box 71, Culpeper, Virginia 22701 on or before November 16, 2006.

In addition, the proxy solicited by the Board of Directors for the 2007 Annual Meeting will confer discretionary authority to vote on any shareholder proposal presented at the meeting if the Company has not received notice of such proposal by January 30, 2007, in writing delivered to the Company’s Secretary.

ANNUAL REPORTS TO SHAREHOLDERS

The Company’s Annual Report to Shareholders for the year ended December 31, 2005, which includes the Company’s audited financial statements prepared in conformity with generally accepted accounting principles, is included herein. A copy of the Company’s Annual Report on Form 10-K filed with the SEC will be sent, without charge, to any shareholder upon written request to: Lee M. Kerns, Administrative Assistant, at 102 South Main Street, P. O. Box 71, Culpeper, Virginia 22701.

Copies of the Company’s Annual Report on Form 10-K may also be obtained without charge from the Company’s web site at www.vfgi.net under “SEC Filings & Other Documents.”

OTHER MATTERS

Management knows of no other business to be brought before the Annual Meeting. Should any other business be properly presented for action at the meeting, the shares represented by the enclosed proxy will be voted by the persons named therein in accordance with their best judgment and in the best interests of the Company.

APPENDIX A

Virginia Financial Group, Inc. Board of Directors

Audit and Compliance Committee Charter

Purpose

The Audit Committee (the “Committee”) is appointed by the Board of Directors of Virginia Financial Group, Inc. (the “Company”) to assist the Board of Directors in fulfilling its oversight responsibilities for the Company’s accounting and financial reporting processes and audits of the financial statements of the Company. The purpose of the Committee is to monitor (1) the integrity of the Company’s financial statements, (2) the independence and qualifications of its external auditor, (3) the Company’s compliance with legal and regulatory requirements, (4) the performance of the Company’s internal audit function, (5) the performance of the Company’s external auditors and (6) the Company’s system of internal controls. The Committee will also prepare the report required by the SEC’s proxy rules to be included in the Company’s annual proxy statement.

Authority

The Committee has authority to conduct or authorize investigations into any matters within its scope of responsibility. It is empowered to (1) appoint, compensate, retain and directly oversee the work of the Company’s external auditor, (2) resolve any disagreements between management and the auditor regarding financial reporting, (3) pre-approve all audit services and permitted non-audit services performed by the Company’s external audit firm, (4) retain independent counsel, accountants, or others to advise the Committee or assist in the conduction of an investigation, (5) seek any information it requires from employees – all of whom are directed to cooperate with the Committee’s requests – or external parties, (6) meet with Company officers, external auditors, or outside counsel, as necessary, and (7) form and delegate authority to subcommittees, including the authority to pre-approve all auditing and permitted non-audit services, provided that such decisions are presented to the full Committee at its next scheduled meeting.

The Company shall provide appropriate funding, as determined by the Committee, for payment of compensation to any registered public accounting firm engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Company and to any advisors employed by the Committee.

Composition

The Committee will consist of at least three members of the Board of Directors. All Committee members will be independent directors, free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a familiarity with basic financial and accounting practices. Committee members may enhance their familiarity with finance and accounting practices by participating in educational programs approved by the Board of Directors. At least one Committee member shall satisfy the definition of, and be designated as, a “financial expert” as defined by applicable legislation and regulation.

Members of the Committee shall be elected by the Board of Directors at the annual organizational meeting of the Board. Committee vacancies that may occur in interim periods between organizational meetings will also be filled by Board of Director election. Unless a Committee Chairman is elected by the Board of Directors, the members of the Committee may designate a Chairman by majority vote of the full Committee membership.

No Committee member shall simultaneously serve on the Audit Committees of more than two other public companies.

Meetings

The Committee will meet at least four (4) times per year, with authority to convene additional meetings as circumstances require. All Committee members are expected to attend each meeting, in person or via tele-conference or video-conference. The Committee will invite members of Company management, external auditors, internal auditors, or others to attend meetings and provide pertinent information as necessary. The Committee will periodically meet separately with Company management, external auditors and internal auditors.

Each regular Audit Committee meeting will include an executive session.

Meeting agendas will be prepared and provided in advance to members along with appropriate briefing materials. Minutes of the meetings will be kept by a member of the Committee or a person designated by the Committee.

Responsibilities

The Committee will carry out the following responsibilities:

•	External/Independent Auditors

•	Assume sole responsibility for the appointment, compensation, retention and evaluation of the work of any external/independent accounting firm engaged to audit or review the Company’s financial reports, audit the Company’s report on internal control, and perform any allowable non-audit service. This responsibility will include nominating the external auditor to be proposed for shareholder approval in any proxy statement. The external auditors will report directly to the Committee.

•	At least annually, obtain and review a report by the Company’s external/independent auditor that describes: (1) the auditor’s internal quality control procedures, (2) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, and any steps taken to deal with any such issues, and (3) all relationships between the external auditor and the Company.

•	Obtain from the external auditors information regarding the auditors’ compliance with applicable independence requirements, including auditor rotation rules, scope of service rules, and audit partner compensation rules. Based on information received in these reports, and on other information obtained by the Committee, including discussions with the external auditor, Company management, and the Company’s internal auditors, the Committee will evaluate the auditor’s qualifications, performance and independence. The Committee’s conclusions in this regard will be reported to the full Board of Directors of the Company.

•	Pre-approve non-audit services to be performed by the external auditors. The Committee may delegate to one or more Committee members the responsibility to approve such services, provided that timely reports are made to the full Committee. In addition, the Committee may establish pre-approved categories of services.

•	Review with the external auditors any audit problems or difficulties and Company management’s response. The Committee is responsible for resolving any differences between management and the external auditors regarding accounting and auditing issues.

•	Receive reports directly from the external/independent auditors. At least annually, these reports will include: (1) audit staffing and supervision, and scope of audit, (2) critical accounting policies and practices, alternative accounting treatments, the reasons for selecting such policies, and their impact on the fairness of the Company’s financial statements, (3) significant estimates made by management in the preparation of financial reports, (4) the nature and content of communications between auditors and Company management, (5) off-balance sheet transactions, joint ventures, contingent liabilities, or derivative transactions, and their impact on the fairness of financial statements, (6) auditor proposed adjustments, both those recorded by Company management and those not recorded by Company management, (7) difficulties encountered with Company management during the audit, (8) disagreements with Company management regarding accounting and reporting issues, (9) material legal matters that may impact the financial statements, and (10) the external auditor’s opinion on the overall fairness of the financial statements.

•	Keep a written record of all communications with the external auditors. The Committee may request that the auditors put their comments in writing. The Committee will receive a complete report from the auditors on the above noted matters prior to the completion of the annual audit. In addition, the Committee will maintain regular communications with the auditors on these topics in connection with quarterly reports, and other financial reports issued by the Company.

•	Establish policies concerning the Company’s hiring of employees or former employees of the external auditor, as required by law and applicable listing standards.

•	On a regular basis, discuss with the external auditor the need to meet separately to review any matters that the Committee or auditor believes should be discussed privately.

•	Financial Statements/Reports

•	Discuss the annual audited financial statements and quarterly financial statements, and any off-balance sheet structures, with Company management and the external auditors, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”.

•	Review analyses prepared by Company management and/or the external auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements and any complex or unusual transactions.

•	Review significant accounting and reporting issues and understand their impact on the financial statements, including the effect of regulatory and accounting initiatives and any significant changes in the Company’s selection or application of accounting principles.

•	Review with Company management and the external auditors the results of the independent audit, including any difficulties encountered, any restrictions on the scope of the external auditor’s activities or access to requested information, and any significant disagreements with management.

•	Review disclosures made by the CEO and CFO during the Forms 10-K and 10-Q certification process about significant deficiencies in the design or operation of internal controls or any fraud that involves Company management or other employees who have a significant role in the Company’s internal controls.

•	Review with Company management and the external auditor all matters required to be communicated to the Committee under generally accepted auditing standards, including matters required to be discussed by Statement on Auditing Standards No. 61 relating to conduct of the audit.

•	Discuss with Company management the Company’s earnings press releases, including the use of “pro-forma” or “adjusted’ non-GAAP information, and financial information and earnings guidance provided to analysts and rating agencies.

•	Internal Audit

•	Act as the direct reporting entity for the Company’s internal auditors from a functional perspective.

•	Review and approve the organization, staffing, and budget of the internal audit function and hire and appoint the internal audit supervisor.

•	Discuss with Company management and the internal audit supervisor the budget, charter, plans, scope, activities, staffing and organizational structure of the internal audit function.

•	Review and approve reports prepared by the internal auditors, including recommendations made by the internal auditors to Company management.

•	Insure that there are no unjustified restrictions or limitations placed by Company management upon the internal auditor(s)’ scope of activities or access to information.

•	Review the effectiveness of the internal audit function and the internal audit staff qualifications, and recommend any changes thereto.

•	On a regular basis, meet separately with the internal audit supervisor to discuss any matters that the Committee or internal auditor believes should be discussed privately.

•	Internal Controls and Risk Management

•	Consider the effectiveness of the Company’s internal control systems, including information technology security and control.

•	Gain an understanding of the scope of internal and external auditors’ reviews of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with Company management’s responses.

•	Meet with Company management to review the Company’s major financial risk exposures and the steps that Company management has taken to monitor and control such exposures, including any Company risk assessment and risk management programs.

•	Compliance

•	Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of Company management’s follow-up and correction of any instances of non-compliance.

•	Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

•	Review the findings of any examinations by regulatory agencies and any auditor observations.

•	Review the process for communicating the Code of Ethical Conduct to Company personnel and for monitoring compliance to the Code.

•	Obtain regular updates from management and Company legal counsel regarding compliance matters and legal matters that may have a significant impact on the financial statements or the Company’s compliance policies.

•	Reporting Responsibilities

•	Regularly report to the Board of Directors regarding Committee activities and issues with respect to the quality or integrity of the Company’s financial statements, compliance with legal or regulatory requirements, performance and independence of the Company’s independent auditors, and performance of the internal audit function.

•	Provide an open avenue of communication between internal audit, the external auditors, and the Board of Directors.

•	Report annually to the Company’s shareholders, describing the Committee’s composition, responsibilities and how they were discharged, and any other information required by law or rule, including approval of non-audit services.

•	Review any other reports the Company issues that relate to Committee responsibilities.

•	Other Responsibilities

•	Perform other activities related to this Charter as requested by the Board of Directors.

•	Institute and oversee special investigations as needed.

•	Review and assess the adequacy of the Audit Committee Charter annually, requesting Board of Director approval for proposed changes, and insure appropriate disclosure as may be required by law or regulation.

•	Confirm annually that all responsibilities outlined in this Charter have been adhered to and completed.

•	Evaluate the Committee’s and individual members’ performance at least annually.

Last updated March 2006

APPENDIX B

Virginia Financial Group, Inc. Board of Directors

Personnel and Compensation Committee Charter

Purpose

The purpose of the Personnel and Compensation Committee of the Board of Directors (the “Board”) of Virginia Financial Group, Inc. (the “Company”) shall be evaluating and approving the executive officer and senior management compensation plans, policies and programs of the Company and its affiliates. The Committee shall evaluate and make recommendations to the Board regarding the compensation of the Chief Executive Officer of the Company. The Committee shall evaluate and make recommendations regarding the compensation of the Board of Directors and directors of affiliate Bank boards, including their compensation for services on Board committees. The Committee is also responsible for producing an annual report on executive compensation for inclusion in the Company’s proxy statement.

Membership

The Committee shall consist of at least three (3) members of the Board of Directors, one of whom shall be elected by the Board to serve as Chairman of the Committee (the “Committee Chairman”) and each of whom shall (a) meet the independence requirements of NASDAQ standards and any other applicable laws, rules and regulations governing independence, as determined by the Board; (b) qualify as “non-employee directors” as defined under Section 16 of the Securities Exchange Act; and (c) qualify as “outside directors” under Section 162(m) of the Internal Revenue Code. Members of the Committee shall be appointed by the Board on the recommendation of the Governance/Nominating Committee and serve at the discretion of the Board.

Primary Duties and Responsibilities

•	Annually review and approve compensation matters for the Chief Operating Officer and Chief Financial Officer including annual base salary, annual incentive bonus, equity compensation, employment agreements, severance arrangements, and change in control agreements/provisions and other benefits, compensation or arrangements. The Committee will set annual performance objectives with respect to the Chief Executive Officer, Chief Operating Officer and Chief Financial Officer. The Board and Committee will perform an annual review of these performance objectives. The Committee will review, as appropriate, any changes to compensation matters for the officers listed above with the Board.

•	Review and approve any equity compensation, all employment agreements, severance arrangements, and change in control agreements/provisions and other special supplement benefits for any officer or employee of the company.

•	Annually review employee compensation strategies, benefits and equity programs.

•	Annually evaluate the compensation of Board of Directors and directors of affiliate Banks, including services on Board committees, and make recommendations to the Board regarding any adjustments in director compensation the Committee considers appropriate.

•	In consultation with and based upon the advice of outside counsel, monitor the disclosure regarding compensation matters in the Company’s proxy statement in accordance with the rules and regulations of the Securities & Exchange Commission.

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•	Maintain written minutes of its meetings, which will be filed with the minutes of the Board.

•	Hold meetings at least two times each calendar year and at any additional times as the Committee Chairman deems necessary. The Committee may request members of management be present as needed in order to execute the Committee’s primary responsibilities.

•	Review the Company’s plans for management succession and development.

•	Form and delegate authority to subcommittees when appropriate.

•	Regularly report to the Board on its activities.

•	Review the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

•	Annually review the Committee’s performance.

•	Perform such other oversight functions that, from time to time, may be assigned to the Committee by the Board and/or Chairman of the Board.

•	The Committee in performing its responsibilities shall have the sole authority to retain, set fees and terminate any compensation consultant, legal, accounting or other advisors and to obtain advice, reports or opinions from internal or external expert advisors.

•	Members of the Personnel and Compensation Committee shall receive fees for their service as Committee members as may be determined by the Board of Directors in its sole discretion. Such fees may include retainers and per meeting fees. The Chairman of the Committee may at the sole discretion of the Board receive additional fees to serve as Chairman. Fees may be paid in such form of consideration as is determined by the Board.

Last updated May 2005

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APPENDIX C

Virginia Financial Group, Inc. Board of Directors

Governance and Nominating Committee Charter

Mission Statement

The Governance/Nominating Committee shall assist the full Board of Directors in fulfilling its responsibilities to assure that the Company is governed in a manner consistent with the interests of the stockholders of the Company.

Purpose

•	Review and report to the Board of Directors the qualifications of individuals proposed for nomination to the Board. Criteria are outlined in Section I of the Corporate Governance Handbook.

•	Develop and recommend to the Board of Directors a set of corporate governance principles applicable to the Company.

•	Oversee the evaluation of the Board on an annual basis.

Membership

The Committee shall consist of at least three independent directors (as defined by Rule 4200 of the NASDAQ standards for independent directors). The members of the Committee shall be elected annually to one-year terms by majority vote of the Board at its first meeting following the annual meeting of stockholders. Vacancies on the Committee shall be filled by majority vote of the Board at the next meeting of the Board following the occurrence of the vacancy. The Board may remove any committee member at any time by a majority vote of the independent directors.

Meetings

The Committee shall meet at least annually or more frequently as circumstances require. The Board shall designate one member of the Committee as its Chairman. Meetings may be called by the Chairman of the Committee, the Chairman of the Board or a majority of the members of the Committee. A majority of the members of the committee, present in person or by means of a electronic conference arrangement, shall constitute a quorum. The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company. Following its meetings, the Committee shall deliver a report to the Board on the actions taken by the Committee.

Duties

The Committee shall have the following goals and responsibilities with respect to Board candidates and nominees:

•	Establish procedures for evaluating the suitability of potential director nominees.

•	Review the suitability for continued service as a director of each board member when his or her term expires or at other appropriate times, and recommend whether or not the director should be re-nominated.

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The committee shall have the following goals and responsibilities with respect to the composition and procedures of the Board and its committees:

•	Review annually with the Board of Directors the composition of the Board as a whole and recommend, if necessary, measures to be taken so that the Board reflects the appropriate knowledge, experience, skills, and expertise and contains at least the minimum number of independent directors required by NASDAQ.

•	Review periodically the size of the Board and recommend to the Board any appropriate changes.

•	Recommend nominees for the Audit and Personnel and Compensation Committees.

The following shall be the goals and responsibilities of the committee with respect to corporate governance:

•	Develop and recommend to the Board a set of corporate governance principles for the Company.

•	Review periodically, and at least annually, the corporate governance principles adopted by the Board to assure that they are appropriate for the Company, and to recommend any desirable changes to the Board.

•	Consider any other corporate governance issues that arise from time to time, and develop appropriate recommendations for the Board.

•	Assist the Board, or a committee of the Board, in developing measures and procedures to assure compliance with the corporate code of ethics.

Evaluation of the Committee

The Committee shall, on an annual basis, evaluate its performance under this charter, and shall issue a report to the Board setting forth the results of its evaluation, including any recommended amendments to this charter.

Last updated January 2004

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☒ PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY VIRGINIA FINANCIAL GROUP, INC.

		For	With- hold	For All Except
ANNUAL MEETING OF SHAREHOLDERS APRIL 18, 2006 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS	1. To elect four (4) Class II directors to serve until the 2009 Annual Meeting of Shareholders, or until their successors are elected and qualified, as instructed below.	☐	☐	☐

The undersigned shareholder of Virginia Financial Group, Inc.(the Company) hereby appoints the Governance and Nominating Committee as proxy with full power to act alone, and with full power of substitution to represent the undersigned, and to vote all shares of the Company standing in the name of the undersigned as of March 3, 2006, at the Annual Meeting of Shareholders to be held Tuesday, April 18, 2006, at 10:00 a.m. at the Double Tree Hotel, 990 Hilton Heights, Charlottesville, Virginia, or any adjournments thereof, on each of the following matters:

Nominees: Fred D. Bowers Taylor E. Gore Jan S. Hoover H. Wayne Parrish
INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.
		For	Against	Abstain

	2. To ratify the appointment of Yount, Hyde & Barbour, P.C., as independent registered public accountants for the fiscal year ending December 31, 2006.	☐	☐	☐

3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.è☐

Please be sure to sign and date this Proxy in the box below.	Date

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of all director nominees in Proposal One and FOR approval of Proposal Two. If any other matter shall be brought before the meeting, the shares represented by this proxy will be voted in the discretion of the proxy agents.

Shareholder sign above Co-holder (if any) sign above

é Detach above card, sign, date and mail in postage paid envelope provided. é

VIRGINIA FINANCIAL GROUP, INC.

NOTE: Please sign your name(s) exactly as shown imprinted hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE ACT PROMPTLY
SIGN, DATE AND MAIL YOUR PROXY CARD TODAY.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.